Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-F

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                                       09/15/00


        Blended Coupon                                             6.7948%


        Excess Protection Level
          3 Month Average  3.75%
          June, 1997  4.00%
          May, 1997  4.15%
          April, 1997  3.10%


        Cash Yield                                  17.16%


        Investor Charge Offs                        4.60%


        Base Rate                                   8.57%


        Over 35 Day Delinquency                     4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $27,184,721,330.37


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $2,741,483,811.88